EXHIBIT 10.3

FIRST AMENDMENT AGREEMENT dated as of 16 August 2013.

BETWEEN:

WASTE MANAGEMENT OF CANADA CORPORATION

WM QUÉBEC INC.

as Borrowers

- and -

WASTE MANAGEMENT, INC.

WASTE MANAGEMENT HOLDINGS, INC.

as Guarantors

- and -

THE LENDERS FROM TIME TO TIME PARTY

TO THIS AGREEMENT

as Lenders

- and -

THE BANK OF NOVA SCOTIA

as Administrative Agent

RECITALS:

A.	The parties hereto have entered into a credit agreement dated as of 7 November 2012 (the “Existing Credit Agreement”).

B.	The parties have agreed to enter into this First Amendment Agreement to amend the provisions of the Existing Credit Agreement on the terms and conditions set out in this First Amendment Agreement.

C.	Capitalized terms used in this First Amendment Agreement and not otherwise defined have the meanings defined in the Existing Credit Agreement.

FOR VALUE RECEIVED, and intending to be legally bound by this First Amendment Agreement, the Parties agree as follows:

1.	Definitions

(a) The following definition is added as new subsection 1.1(27)A immediately following existing subsection 1.1(27):

““Code” means The Internal Revenue Code of 1986, as amended and in effect from time to time.”

(b) The definition of “GAAP” in subsection 1.1(59) of the Existing Credit Agreement which reads:

““GAAP” means, when used in this Agreement, whether directly or indirectly through reference to a capitalized term used therein, means (a) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board (U.S.) and its predecessors, in effect for the fiscal year ended on the December 31, 2010, and (b) to the extent consistent with such principles, the accounting practice of WMI reflected in its financial statements for the year ended on December 31, 2010; provided, that, with respect to any financial statements prepared after the December 31, 2010, such meaning in each of clause (a) and (b) shall include the revised guidance associated with multiple-deliverable revenue arrangements effective per FASB ASC 605 on January 1, 2011; provided, further, that in each case referred to in this definition of “GAAP” a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, “Debt” of WMI and its subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.”

is deleted in its entirety and replaced with the following:

““GAAP” means, when used in this Agreement, whether directly or indirectly through reference to a capitalized term used therein, means principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors as in effect from time to time, except as otherwise specifically prescribed herein. If any “Accounting Change” (as defined below) occurs subsequent to July 26, 2013 (the effective date of the U.S. Credit Agreement), such change results in a material change in the method of calculation of financial covenants, standards or terms in this Agreement or any other Loan Document and any of WMI, the Agent or the Required Lenders shall so request, then (A) WMI, the Lenders and the Agent agree to enter into negotiations in good faith in order to amend such provisions of this Agreement or such other Loan Document so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the WMI’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made (subject to the approval of the Required Lenders), and (B) until such time as such an amendment shall have been executed and delivered by WMI, the Agent and the Required Lenders, (i) the financial covenants, standards and terms in this Agreement and the other Loan Documents impacted by such material change shall continue to be calculated or construed as if such Accounting Changes had not occurred and (ii) WMI shall provide to the Agent and the Lenders a reconciliation between the calculation of such impacted covenants, standards and terms before and after giving effect to such Accounting Changes. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial

Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, “Debt” of WMI and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.”

(c) The definition of “Other Guaranteed Obligations” in subsection 1.1(86) of the Existing Credit Agreement which reads:

““Other Guaranteed Obligations” means the present and future debts, liabilities and obligations of the Borrowers or either of them to any Lender or its affiliates that arise under or in connection with, (i) derivatives or other hedging arrangements, and (ii) cash management arrangements, entered into with such Lender or its affiliates that are permitted under this Agreement, which Other Guaranteed Obligations shall rank pari passu with the Credits.”

is deleted in its entirety and replaced with the following:

““Other Guaranteed Obligations” means the present and future debts, liabilities and obligations of the Borrowers or either of them to any Lender or its affiliates that arise under or in connection with, (i) derivatives or other hedging arrangements, and (ii) cash management arrangements, entered into with such Lender or its affiliates, which Other Guaranteed Obligations shall rank pari passu with the Credits.”

(d) Clause (f) of the definition of “Permitted Encubrances” in subsection 1.1(90) of the Existing Credit Agreement which reads:

“(f)	the Encumbrances on Schedule 1.1 of the U.S. Credit Agreement (a copy of which is attached hereto as Annex 1.1) securing the obligations listed on such Schedule and any replacement Encumbrance securing any renewal, extension or refunding of such obligations if the amount secured by such renewal, extension or refunding Encumbrance shall not exceed the amount of the outstanding obligations secured by the Encumbrance being replaced at the time of such renewal, extension or refunding (plus transactions costs, including premiums and fees, related to such renewal, extension or refunding) and if such replacement Encumbrance shall be limited to substantially the same property that secured the Encumbrance so replaced;”

is deleted in its entirety and replaced with the following:

“(f)

the Encumbrances on Schedule 1.1 of the U.S. Credit Agreement (a copy of which is attached hereto as Annex 1.1) securing the obligations listed on such Schedule and any replacement Encumbrance securing any renewal, extension or refunding of such obligations provided, that (i) the aggregate principal amount of obligations secured by any renewal, extension or refunding Encumbrance permitted by this clause (f) shall not exceed the aggregate outstanding principal amount of the obligations secured by the Encumbrance being replaced at the time of such renewal, extension or refunding (plus transactions costs, including premiums and fees, related thereto), and (ii) each replacement Encumbrance shall be limited to substantially the same property that secured the Encumbrance so replaced;”

(e) Clause (m) of the definition of “Permitted Encubrances” in subsection 1.1(90) of the Existing Credit Agreement which reads:

“(m)	Encumbrances securing other Debt, provided that the aggregate amount of all liabilities, including any Debt, of WMI and its Subsidiaries secured by all Encumbrances permitted in subsections (k), (l) and (m), when added (without duplication) to the aggregate amount of Debt of WMI’s Subsidiaries permitted under Section 6.4(1)(b) and Debt with respect to Permitted Receivables Transactions, shall not exceed 15% of Consolidated Tangible Assets at any time.”

is deleted in its entirety and replaced with the following:

“(m)	Encumbrances securing other Debt, provided that the aggregate amount of all liabilities, including any Debt, of WMI and its Subsidiaries secured by all Encumbrances permitted in subsections (k), (l) and (m), when added (without duplication) to the aggregate outstanding amount of Debt of WMI’s Subsidiaries permitted under Section 6.4(1)(b) and Debt with respect to Permitted Receivables Transactions, shall not exceed 15% of Consolidated Tangible Assets at any time.”

(f) The definition of “U.S. Credit Agreement” in subsection 1.1(116) of the Existing Credit Agreement which reads:

““U.S. Credit Agreement” means the U.S. $2,000,000,000 amended and restated revolving credit agreement dated as of May 9, 2011 by and among WMI, as borrower, Waste Management Holdings, Inc., as guarantor, various banks party thereto from time to time, as lenders, Bank of America, N.A., as administrative agent and others.”

is deleted in its entirety and replaced with the following:

““U.S. Credit Agreement” means the U.S. $2,250,000,000 second amended and restated revolving credit agreement dated as of July 26, 2013 by and among WMI, as borrower, Waste Management Holdings, Inc., as guarantor, various banks party thereto from time to time, as lenders, Bank of America, N.A., as administrative agent and others.”

2. Representations and Warranties

The first two sentences of subsection 5.1(14)(b) of the Existing Credit Agreement which read:

“Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of §303(k) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan.”

are deleted in their entirety and replaced with the following:

“Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid a violation of the minimum funding standards under §§412 and 430 of the Code, the notice or lien provisions of §303(k) of ERISA, or otherwise, has been timely made. No waiver of the minimum funding standards under §§412 and 430 of the Code or extension of amortization periods has been received with respect to any Guaranteed Pension Plan.”

3. Financial Covenants

Subsection 6.1(b) of the Existing Credit Agreement which reads:

“(b)	Total Debt to EBITDA. As of the end of any fiscal quarter of WMI, WMI will not permit the ratio of (a) Total Debt to (b) EBITDA for the four fiscal quarters then ending to exceed 3.50:1.00.”

is deleted in its entirety and replaced with the following:

“(b)	Total Debt to EBITDA. As of the end of any fiscal quarter of WMI, WMI will not permit the ratio of (a) Total Debt to (b) EBITDA for the four fiscal quarters then ending to exceed (i) for each fiscal quarter of WMI ending before September 30, 2015, 3.75:1.00, and (ii) for each fiscal quarter of WMI ending on or after September 30, 2015, 3.50:1.00.”

4. Negative Covenants

Subsections 6.4(1) (a) and (b) of the Existing Credit Agreement which read:

“(a)	Debt of WMI’s Subsidiaries listed in Schedule 8.1(a) of the U.S. Credit Agreement (a copy of which is attached hereto as Annex 8.1(a)) and any extension, renewal or refinancing of such Debt, provided that the terms and conditions of any such extensions, renewals or refinancings do not increase the relative priority of the original Debt and provided, further, that such extended, renewed or refinanced Debt does not in the aggregate exceed the U.S. Dollar amount of the original Debt; and

(b)	other Debt of WMI’s Subsidiaries (other than Waste Management Holdings, Inc.) provided that the aggregate amount of all such Debt under this Section 6.4(1)(b), when added (without duplication) to the aggregate outstanding amount of secured Debt of WMI and its Subsidiaries under (k), (l) and (m) of the definition of “Permitted Encumbrances” and Debt with respect to Permitted Receivables Transactions, shall not exceed 15% of Consolidated Tangible Assets.”

are deleted in their entirety and replaced with the following:

“(a)	Debt of WMI’s Subsidiaries listed in Schedule 8.1(a) of the U.S. Credit Agreement (a copy of which is attached hereto as Annex 8.1(a)), any extension, renewal or refinancing of such Debt, and any additional bonds issued and Capital Leases entered into from time to time after July 26, 2013 (the effective date of the U.S. Credit Agreement); provided that (i) if such Debt is an extension, renewal or refinancing of existing Debt, the terms and conditions of any such extensions, renewals or refinancings shall not increase the relative priority of such Debt over the priority of the original Debt, and (ii) in no event shall the aggregate principal amount of Debt permitted by this Subsection 6.4(1)(a) exceed the aggregate principal amount of the original Debt listed on Schedule 8.1(a) of the U.S. Credit Agreement (plus transaction costs, including premiums and fees, related thereto); and

(b)	other Debt of WMI’s Subsidiaries (other than Waste Management Holdings, Inc.) provided that the sum (without duplication) of (i) the aggregate outstanding principal amount of Debt permitted under this Subsection 6.4(1)(b), plus (ii) the aggregate outstanding principal amount of secured Debt of WMI and its Subsidiaries permitted under (k), (l) and (m) of the definition of “Permitted Encumbrances”, plus (iii) the aggregate amount of Debt with respect to outstanding Permitted Receivables Transactions (determined in accordance with the proviso to the definition of “Debt”), shall not exceed 15% of Consolidated Tangible Assets at any time.”

5. Direct Payments

Section 7.11 of the Existing Credit Agreement is amended by replacing each reference therein to “Other Secured Obligations” with reference to “Other Guaranteed Obligations” and each reference therein to “Derivatives” with reference to “derivative transactions”.

6. Payments by the Borrowers

The first paragraph of Subsection 9.17(1) of the Existing Credit Agreement which reads:

“(1)	Except as otherwise specified in this Agreement, all payments made by or on behalf of the Borrowers shall be made to and received by the Agent and shall be distributed by the Agent to the Lenders as soon as possible upon receipt by the Agent. Except as otherwise provided in this Agreement (including Section 9.18), the Agent shall distribute:”

is deleted in its entirety and replaced with the following:

“(1)	Except as otherwise specified in this Agreement, all payments made by or on behalf of the Borrowers shall be made to and received by the Agent and shall be distributed by the Agent to the Lenders as soon as possible upon receipt by the Agent. Except as required to make payments in respect of Other Guaranteed Obligations to the Persons to whom such Other Guaranteed Obligations are owed, or as otherwise provided in this Agreement (including Section 9.18), the Agent shall distribute:”

7. Increased Costs, Etc.

Subsection 9.19(2) of the Existing Credit Agreement which reads:

“(2)	If any Lender determines in its sole and absolute discretion that any Change in Law affecting the Lender or any lending office of the Lender or its holding company (or other Controlling Person), if any, regarding capital requirements has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of its holding company (or other Controlling Person), if any, as a consequence of this Agreement, the Commitments of the Lender or any Advance made by the Lender, to a level below that which the Lender or its holding company (or other Controlling Person) could have achieved but for that Change in Law (taking into consideration the Lender’s policies and the policies of its holding company (or other Controlling Person) with respect to capital adequacy, each from time to time), then from time to time the Borrowers will pay to that Lender an additional amount or amounts that will compensate Lender or its holding company (or other Controlling Person) for the reduction suffered.”

is deleted in its entirety and replaced with the following:

“(2)	If any Lender determines in its sole and absolute discretion that any Change in Law affecting the Lender or any lending office of the Lender or its holding company (or other Controlling Person), if any, regarding capital adequecy or liquidity requirements has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of its holding company (or other Controlling Person), if any, as a consequence of this Agreement, the Commitments of the Lender or any Advance made by the Lender, to a level below that which the Lender or its holding company (or other Controlling Person) could have achieved but for that Change in Law (taking into consideration the Lender’s policies and the policies of its holding company (or other Controlling Person) with respect to capital adequacy and liquidity requirements, each from time to time), then from time to time the Borrowers will pay to that Lender an additional amount or amounts that will compensate Lender or its holding company (or other Controlling Person) for the reduction suffered.”

8. Representations of the Obligors

Each Obligor acknowledges that this First Amendment Agreement is a Loan Document and that all of the representations and warranties concerning Loan Documents that are contained in the Existing Credit Agreement apply to this First Amendment Agreement and are deemed to be repeated on the execution of this First Amendment Agreement as if set out in full in this First Amendment Agreement other than those which relate to a specific date.

9. Ratification and Confirmation; Restatement

On and after this date, each reference in the “Existing Credit Agreement” to “this Agreement” and each reference to the Existing Credit Agreement in the Loan Documents and any and all other agreements, documents and instruments delivered by the Agent, the Lenders, any Obligor or any other Person shall mean and be a reference to the Existing Credit Agreement as amended by this First Amendment Agreement.

The Existing Credit Agreement, as amended by this First Amendment Agreement, remains in full force and effect and is hereby ratified and confirmed. Without in any way limiting the terms of the Existing Credit Agreement or the other Loan Documents, each Obligor confirms that the existing Security shall continue to secure all the Obligations, including but not limited to any arising as a result of this First Amendment Agreement.

10. Counterparts and Facsimile

This First Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. The delivery of a facsimile copy of an executed counterpart of this First Amendment Agreement shall be deemed to be valid execution and delivery of this First Amendment Agreement, but the party delivering a facsimile copy shall deliver an original copy of this First Amendment Agreement as soon as possible after delivering the facsimile copy.

[SIGNATURE PAGES FOLLOW]

IN WITNESS OF WHICH, the Parties have duly executed this First Amendment Agreement.

WASTE MANAGEMENT OF CANADA CORPORATION

By:	/s/ Devina A. Rankin

Devina A. Rankin
Vice President & Treasurer

By:	/s/ Don P. Carpenter

Don P. Carpenter
Vice President, Chief Financial Officer & Controller

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S1 -

WM QUÉBEC INC.

By:	/s/ Devina A. Rankin

Devina A. Rankin
Vice President & Treasurer

By:	/s/ Don P. Carpenter

Don P. Carpenter Vice President, Chief Financial Officer & Controller

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S2 -

WASTE MANAGEMENT, INC.

By:	/s/ Devina A. Rankin

Devina A. Rankin
Vice President & Treasurer

By:	/s/ Don P. Carpenter

Don P. Carpenter
Vice President & Chief Accounting Officer

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S3 -

WASTE MANAGEMENT HOLDINGS, INC.

By:	/s/ Devina A. Rankin

Devina A. Rankin
Vice President & Treasurer

By:	/s/ Don P. Carpenter

Don P. Carpenter
Vice President, Chief Financial Officer & Controller

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S4 -

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Matt Macdonald

Name: Matt Macdonald
Title: Director, Commercial Banking

By:	/s/ Phil Damecour

Name: Phil Damecour
Title: Director, Credit Solutions Group

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S5 -

COMERICA BANK, as Lender

By:	/s/ Lad Perenyi

Name: Lad Perenyi
Title: Vice President

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S6 -

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as Lender

By:	/s/ E.R. Langley

Name: E.R. Langley
Title: Senior Vice President

By:

Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S7 -

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Jason Krogh

Name: Jason Krogh
Title: Authorized Signatory

By:

Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S8 -

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as Lender

By:

Name:
Title:

By:

Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S9 -

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By:

Name:
Title:

By:

Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S10 -

MIZUHO BANK, LTD., as Lender

By:	/s/ Leon Mo

Name: Leon Mo
Title: Authorized Signatory

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S11 -

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender

By:	/s/ Median Sales De Andrade

Name: Medina Sales De Andrade
Title: Vice President

By:

Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S12 -

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Lender

By:

Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S13 -

PNC BANK CANADA BRANCH, as Lender

By:	/s/ Nazmin Adatia

Name: Nazmin Adatia
Title: Senior Vice President

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S14 -

THE BANK OF NOVA SCOTIA, as Agent

By:	/s/ Robert Boomhour

Name: Robert Boomhour
Title: Director

By:	/s/ Clement Yu

Name: Clement Yu
Title: Associate Director

[signature page for First Amendment Agreement to Credit Agreement relating to Waste

Management of Canada Corporation and WM Quebec Inc. et al.]

- S15 -

ANNEX 1.1

EXISTING LIENS

1.	Various capital leases entered into by Subsidiaries in the ordinary course of business for operating equipment and facilities.

2.	The note payable associated with the investment in federal low-income housing tax credits as described in Note 9, Income Taxes, and Note 20, Variable Interest Entities, in the Annual Report on Form 10-K for the year ended December 31, 2012.

ANNEX 8.1(a)

EXISTING INDEBTEDNESS

Name	Principal	Maturity
Waste Management Holdings Senior Notes:
$450,000,000 due 8/01/26	$448,975,000	8/1/2026
Total WM Holdings Senior Notes	$448,975,000
Tax Exempt Revenue Bonds:
Amelia, Virginia due 4/1/27	26,800,000	4/1/2027
Arkansas due 6/01/28	15,000,000	6/1/2028
Brazoria County	12,000,000	5/1/2028
Bucks County due 12/01/22	25,000,000	12/1/2022
California CPCFA	35,700,000	11/1/2038
California CPCFA 2005A	50,000,000	4/1/2025
California CPCFA 2005B	50,000,000	4/1/2025
California CPCFA 2005C	75,000,000	11/1/2023
California CPCFA due 1/1/22	48,500,000	1/1/2022
California CPCFA due 12/01/27	15,000,000	12/1/2027
California CPCFA due 7/01/31	19,000,000	7/1/2031
California CPCFA due 7/1/27	38,435,000	7/1/2027
California Municipal Finance Authority	15,000,000	9/1/2014
California Municipal Finance Authority - 2008 Issuance	33,900,000	2/1/2019
California Municipal Finance Authority - 2009A	30,000,000	2/1/2039
Charles City (Virginia due 2/1/29)	30,000,000	2/1/2029
Charles City (Virginia)	10,000,000	8/1/2027
Charles City (Virginia) due 4/1/27	10,000,000	4/1/2027
City of Granite City Illinois due 5/1/27	30,320,000	5/1/2027
City of Minor Lane Heights due 3/1/21	11,000,000	3/1/2021
City of Mobile	4,175,000	10/1/2038
Cobb County Series 2004A	10,000,000	4/1/2033
Cobb County Series 2004B	10,000,000	4/1/2033
Colorado due 7/1/27	14,160,000	7/1/2027
Colorado due 8/1/38	10,000,000	8/1/2038
Colorado Series 2004	10,840,000	7/1/2018
Countryside (Lake County) due 4/1/21	5,670,000	4/1/2021
Countryside (Lake County) due 9/1/21	4,320,000	9/1/2021
County of Logan due 3/1/21	7,450,000	3/1/2021
Denton County (TX 2003B)	10,000,000	5/1/2028
Gilliam County	15,000,000	7/1/2038
Gilliam County (2007)	25,000,000	10/1/2018
Gilliam County due 07/01/29	25,000,000	7/1/2029
Gilliam County due 08/01/25	15,900,000	8/1/2025
Gloucester (VA 2003A)	10,000,000	9/1/2038
Gulf Coast Series 2004A	35,000,000	4/1/2019
Hampton due 9/1/28	10,000,000	9/1/2028
Harrison County (West Virginia due 4/1/24)	8,420,000	4/1/2024
Illinois due 10/1/2023	20,000,000	10/1/2023
Illinois due 8/1/2029	30,000,000	8/1/2029

Illinois due 9/1/27	30,000,000	9/1/2027
Indiana due 10/01/25	14,000,000	10/1/2025
Indiana due 10/01/25	25,000,000	10/1/2025
Indiana due 10/01/31	10,000,000	10/1/2031
King George due 6/1/23	20,000,000	6/1/2023
King George due 9/1/21 (Garnet)	19,890,000	9/1/2021
Maine	13,500,000	11/1/2015
Maine	30,000,000	2/1/2016
Maricopa (Arizona) due 12/01/31	15,580,000	12/1/2031
Maryland due 4/1/16	10,200,000	4/1/2016
Massachusetts	15,000,000	6/1/2014
Massachusetts due 5/1/27	15,000,000	5/1/2027
Miami Dade County Series 2004A	11,500,000	12/1/2018
Miami Dade County Series 2004B	11,500,000	12/1/2018
Miami Dade County Series 2006	25,000,000	10/1/2018
Miami Dade County Series 2007	25,000,000	9/1/2027
Miami Dade County Series 2008	25,000,000	8/1/2023
Miami Dade County Series 2011	20,000,000	11/1/2041
Michigan due 12/1/2013	22,000,000	12/1/2013
Michigan due 8/1/2027	35,000,000	8/1/2027
Michigan Strategic Fund	13,000,000	12/1/2013
Mission, TX Series 2006	41,750,000	12/1/2018
Mississippi due 3/1/27	10,000,000	3/1/2027
Mississippi due 3/1/29	10,000,000	3/1/2029
Mississippi due 7/1/2017	20,000,000	7/1/2017
Mississippi due 7/1/28	10,000,000	7/1/2028
Nashville (Tennessee) due 8/01/31	10,000,000	8/1/2031
Nebraska	10,000,000	11/1/2033
Nevada due 10/01/14	10,000,000	10/1/2014
New Jersey due 11/01/13	20,000,000	11/1/2013
New Jersey due 6/01/15	15,000,000	6/1/2015
New Jersey due 6/01/15	10,000,000	6/1/2015
New York City due 12/1/17	20,000,000	12/1/2017
New York City due 5/1/19	25,000,000	5/1/2019
New York Series 2004A	20,000,000	7/1/2017
New York Series 2012	25,000,000	5/1/2030
North Carolina due 8/01/14	6,500,000	8/1/2014
North Sumter, AL	4,350,000	10/1/2038
Ohio WDA due 11/1/22	45,865,000	11/1/2022
Ohio WDA due 7/1/21	15,000,000	7/1/2021
Okeechobee due 8/1/24	15,000,000	8/1/2024
Okeechobee Series 2004A	15,970,000	7/1/2039
Oklahoma	10,000,000	12/1/2021
Pennsylvania	40,000,000	9/1/2013
Pennsylvania	4,000,000	11/1/2021
Pennsylvania	20,000,000	11/1/2021
Pennsylvania	30,000,000	11/1/2021
Pennsylvania	14,000,000	10/1/2027
Pennsylvania	80,000,000	7/1/2041
Pennsylvania Series 2009	100,000,000	12/1/2033
Rhode Island Series 2004A	8,000,000	4/1/2016
Richland (SC) due 6/1/15	10,000,000	6/1/2015
Savannah Series 2004A	5,000,000	7/1/2016
Schuylkill/Pine Grove due 10/1/19	11,700,000	10/1/2019
South Carolina	12,500,000	11/1/2016

South Carolina 2008 Issue	15,000,000	2/1/2015
South Carolina Series 2003A	15,000,000	7/1/2024
State of New Hampshire	15,000,000	8/1/2024
State of New Hampshire due 5/1/27	20,000,000	5/1/2027
Sussex Co. Virginia	10,000,000	9/1/2027
Sussex County	10,000,000	6/1/2028
SW Illinois due 10/1/2027	4,700,000	10/1/2027
Tennessee - 2003	25,000,000	7/1/2033
Tennessee - 2012	18,000,000	7/2/2035
Texas due 8/1/20 (Mission EDC)	67,000,000	8/1/2020
Travis County (Texas 2003C)	12,000,000	5/1/2028
Washington due 10/1/25	13,650,000	10/1/2025
Washington due 10/1/25	13,650,000	10/1/2025
Washington due 10/1/27	20,000,000	10/1/2027
Washington due 11/1/2017	27,000,000	11/1/2017
Washington due 12/1/25	7,235,000	12/1/2025
Washington due 2/1/26	22,000,000	2/1/2026
Washington due 6/1/20	30,000,000	6/1/2020
Washington due 7/1/30	20,000,000	7/1/2030
Wisconsin Series 2003	50,000,000	4/1/2016
Wisconsin Series 2006A	30,000,000	11/1/2016
Wisconsin Series 2007A	20,000,000	12/1/2014
Wood County due 4/1/24	6,580,000	4/1/2024
Yavapai (Arizona) due 3/1/28	17,420,000	3/1/2028
Yavapai (Arizona) due 3/1/28	20,000,000	3/1/2028
Yavapai (Arizona) due 6/1/27	30,000,000	6/1/2027
Tax Exempt Revenue Bonds	$2,511,630,000
Tax Exempt Project Bonds:
Concord Debt Series A	$31,315,000	01/01/18
Concord Debt Series B	4,925,000	01/01/18
Gloucester Bonds	32,585,000	12/01/29
Gloucester Bonds	6,930,000	12/01/29
Massachusetts	10,000,000	05/01/27
Tax Exempt Project Bonds	$85,755,000
Canada credit facility:
Canada facility debt	$23,770,000	8/23/2013
Canada Credit Facility	$23,770,000
Other
Low Income Housing Tax Credit Investment Obligations	$140,321,864
King George Landfill Royalty Agreement	51,504,006
	$191,825,870
Total Existing Indebtedness (a)	$3,261,955,870

(a)	Excludes indebtedness incurred and scheduled payments made subsequent to June 30, 2013.